UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2014

OCERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35119	63-1192270
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of		Identification No.)
incorporation)

525 University Avenue, Suite 610
Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 475-0150

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On July 9, 2014, Ocera Therapeutics, Inc. (the “Company”) filed a preliminary prospectus supplement to the base prospectus included in the Company’s shelf registration statement on Form S-3 (No. 333-181215), filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2012 and declared effective by the SEC on May 29, 2012.

The information in this Current Report on Form 8-K furnished under this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K furnished under this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01  Other Events.

On July 9, 2014, the Company issued a press release announcing the proposed offering, subject to market and other conditions, of shares of its common stock in an underwritten public offering.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

In addition, the Company is filing information for the purpose of updating the description of its business included under the heading, “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 18, 2014.  The updated description is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

99.1	Press Release of Ocera Therapeutics, Inc. dated July 9, 2014

99.2	Business Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 9, 2014	Ocera Therapeutics, Inc.

	By:	/s/ Linda S. Grais, M.D.
	Name:	Linda S. Grais, M.D.
	Title:	President and Chief Executive Officer